UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2022
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500
Dallas	Texas	75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FRGI	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On June 16, 2022, the Company held its 2022 Annual Meeting of Stockholders (the "Meeting").
At the Meeting, stockholders voted (i) to elect eight (8) directors of the Company to hold office in accordance with the By-laws of the Company until the 2023 Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified; (ii) to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company's Named Executive Officers, as described in the Proxy Statement under "Executive Compensation" and (iii) to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2022 fiscal year. The final results of voting on the matters submitted to the stockholders are as follows:
Proposal 1. Election of eight (8) directors of the Company:

Name	For	Against	Abstain	Broker Non-Vote
Stacey Rauch	19,589,847	955,509	20,020	2,093,944
Nicholas Daraviras	19,284,199	1,266,157	15,020	2,093,944
Stephen Elker	20,277,869	272,487	15,020	2,093,944
Nicholas Shepherd	20,445,933	106,923	12,520	2,093,944
Richard Stockinger	20,430,402	121,312	13,662	2,093,944
Paul Twohig	20,439,420	105,936	20,020	2,093,944
Sherrill Kaplan	20,446,897	103,459	15,020	2,093,944
Andrew Rechtschaffen	20,271,946	273,410	20,020	2,093,944
Proposal 2. Adoption, on an advisory basis, of a non-binding resolution approving the compensation of the Named Executive Officers as described in the Proxy Statement under "Executive Compensation":

For	Against	Abstain	Broker Non-Vote
19,838,949	679,834	46,593	2,093,944

Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2022 fiscal year:

For	Against	Abstain
22,643,411	15,759	150

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: June 21, 2022
By: /s/ Louis DiPietro
Name: Louis DiPietro
Title: Senior Vice President, Chief Legal and People Officer, General Counsel and Secretary